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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-95811 and 333-45826) and related Prospectuses of Aames Financial Corporation of our report dated August 30, 2002 with respect to the consolidated financial statements of Aames Financial Corporation included in this Annual Report (Form 10-K) for the year ended June 30, 2002.

                      ERNST & YOUNG LLP

Los Angeles, California
September 26, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS